UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 10, 2009
Date of Report (date of earliest event reported)

Sigma Designs, Inc.
(Exact name of Registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1778 McCarthy Blvd.
Milpitas, California  95035
(Address of principal executive offices)

(408) 262-9003
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 12, 2009, Sigma Designs, Inc., a California corporation (the “Company”), filed a Current Report on Form 8-K to report that on November 10, 2009, it had completed the acquisition of CopperGate Communications Ltd., a limited liability company under the laws of Israel (“CopperGate”), pursuant to the terms of an Acquisition Agreement, as amended, dated October 12, 2009. This Current Report on Form 8-K/A is being filed to provide the financial statements and pro forma financial information described under Item 9.01 below. These financial statements and information are filed as Exhibits 99.1 and 99.2. On a going forward basis, the results of CopperGate will be consolidated in the financial results of the Company as of November 10, 2009.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The required financial statements of CopperGate as of and for the nine months ended September 30, 2009, for the nine months ended September 30, 2008 and as of and for the years ended December 31, 2008 and 2007, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma financial information of the Company as of August 1, 2009 and for the six months ended August 1, 2009 and for the year ended January 31, 2009, is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, an Independent Auditor for CopperGate Communications Ltd.

99.1
Consolidated financial statements of CopperGate as of and for the nine months ended September 30, 2009, for the nine months ended September 30, 2008 and as of and for the years ended December 31, 2008 and 2007.

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet as of August 1, 2009 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended August 1, 2009 and for the year ended January 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2009		SIGMA DESIGNS, INC.

	By:	\s\ Thinh Q. Tran
Thinh Q. Tran President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, an Independent Auditor for CopperGate Communications Ltd.

99.1
Consolidated financial statements of CopperGate as of and for the nine months ended September 30, 2009, for the nine months ended September 30, 2008 and as of and for the years ended December 31, 2008 and 2007.

99.2
Unaudited Pro Forma Condensed Combined Balance Sheet as of August 1, 2009 and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended August 1, 2009 and for the year ended January 31, 2009.